UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22780

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended November 30, 2014. The net asset value (NAV) at that date was $22.50 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $20.25.

The total returns, including income, for the Fund and its comparative benchmarks were:

	Six Months Ended November 30, 2014	Year Ended November 30, 2014
Cohen & Steers MLP Income and Energy Opportunity Fund at NAV[a]	6.38%	23.36%
Cohen & Steers MLP Income and Energy Opportunity Fund at Market Value[a]	4.05%	24.18%
Blended Benchmark—90% Alerian MLP Index—10% BofA Merril Lynch Fixed-Rate Preferred Securities Index[b]	1.45%	13.04%
Alerian MLP Index[b]	1.12%	12.87%
S&P 500 Index[b]	8.58%	16.86%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) calculated using a float-adjusted, capitalization-weighted methodology. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. market. The S&P 500 Index is an unmanaged index of 500 large-cap stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Due to the Fund's underlying investments, a portion of the Fund's distributions were classified as return of capital. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

MLPs and midstream energy focused equities advanced during the 12-month period, outperforming most financial markets. The period was characterized by an acceleration of energy infrastructure project announcements, particularly related to U.S. energy exports, which helped drive performance. Corporate restructurings, mergers and acquisitions (M&A) and drop-downs (asset purchases by MLPs from parents/general partners) also contributed to overall returns. Towards the end of the period, however, midstream energy businesses generally pared their strong year-to-date gains as a more volatile energy price environment and declining crude oil and natural gas liquid (NGL) prices broadly pressured the asset class.

Regarding subsector performance, the crude/refined products sector (+20.3% total returnc) led the group higher. Although not part of the Alerian MLP Index, both SemGroup and Rose Rock Midstream outperformed on the heels of SemGroup's dropdown of its remaining interest in the White Cliffs Pipeline to Rose Rock. Enbridge Energy Partners, also not included in the index, had large gains as it benefited from a restructuring of its incentive distribution rights (IDRs) owed to its General Partner, Enbridge Inc. Investors anticipated that the revised IDR structure should help facilitate future drop-downs and improve long-term growth prospects given a reduced cost of capital.

Companies in the diversified sector (+19.1%) also performed well. Out-of-index Energy Transfer Equity rallied as the articulation of its liquefied natural gas (LNG) export strategy and its acquisition of Susser Holdings were tailwinds for performance. Kinder Morgan also outperformed; news of the merger of its underlying subsidiaries, the potential for a lower cost of capital and positive sentiment associated with the completion of the merger at the end of November drove returns. Broadly speaking, the Kinder Morgan news also helped to lift the sector higher, as it elevated the prospects for increased M&A activity across the midstream space. Consolidation has historically helped boost the growth rates of larger cap MLPs, many of which are classified in the diversified group.

The gathering and processing group (+11.9%) advanced but came under pressure towards the end of the year with the decline in NGL prices. Companies in the sector benefited from increased throughput and generally elevated commodity prices for most of the period. Although not part of the

c  Sector returns in U.S. dollars as measured by the Alerian MLP Index.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

index, Tallgrass Energy Partners registered outsized gains amid strong earnings results and continued distribution growth. Additionally, Tallgrass Energy Partners' dropdown of the Trailblazer Pipeline and positive commentary on the Rockies Express Pipeline provided the market with increased confidence in future distribution growth.

Natural gas pipelines (+6.2%) advanced but trailed the broader midstream energy market. Boardwalk Partners had sharp declines after cutting its distribution by over 80% in the first quarter of 2014. Boardwalk Partners' management made the decision given significant challenges in its core pipeline business. In recent years the value of some natural gas pipelines has fallen as basis differentials have declined and new high-growth shale basins such as the Marcellus have driven changes in energy flows.

Marine shipping and offshore companies (–12.5%) declined. Towards the end of the period, investors questioned the potential long-term viability of new offshore drilling projects that have historically been growth drivers for companies like Seadrill and Transocean. Costs of offshore projects relative to comparable onshore projects tend to be higher, with low crude prices jeopardizing overall profitability, calling into question the growth potential for increased investments in floating production storage and offloading, shuttle tankers and LNG carriers.

The exploration and production group (–25.4%), which tends to be the most sensitive to underlying commodity prices, trailed all other sectors amid generally lower prices for crude oil and other energy commodities.

Fund Performance

The Fund had a positive total return and outperformed its blended benchmark based on NAV and market price. The most significant contributor to relative returns was security selection in the diversified sector, where our out-of-index holdings in Kinder Morgan Management and Energy Transfer Equity were tailwinds for performance. Other contributors to relative performance included our underweight allocation in the exploration and production sector and security selection in the natural gas pipelines group, where our underweight allocation in Boardwalk Partners benefited returns.

Detractors from relative performance included our overweight in the marine shipping sector, although this was partially offset by favorable security selection in the group. Other detractors from relative returns included security selection in the gathering and processing sector.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund's performance for the year compared with its blended benchmark, which is not leveraged.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Investment Outlook

We have reduced our medium-term distribution growth estimates in the wake of materially lower crude oil and NGL prices. We anticipate widening dispersion of returns as companies with strong balance sheets, quality assets, and attractive contract structures should outperform while more challenged business may see severely reduced cash flows and growth expectations.

We believe the longer-term growth prospects of midstream energy businesses remain compelling given the imperative to continue to invest towards energy independence. MLP valuations have moved in-line with historical averages in terms of enterprise-value-to adjusted earnings, price-to-distributable cash flow and yield/growth—and in our view, some companies are beginning to reflect the growing fundamental headwinds.

Evolving flow dynamics and demand drivers will continue to further the need to redesign the North American energy grid—driving the development of new and repurposed pipelines, processing plants and storage facilities. Additionally, we remain cognizant of these changing flow patterns as legacy pipeline contracts expire—with some pipelines at risk of being rendered obsolete in their current form. We believe the asset class offers a unique combination of attractive income and visible medium-term growth, and expect these characteristics to support performance.

Rising North American energy production will be a critical factor shaping MLP performance going forward. Whereas the past several years have been focused on investments to respond to the massive infrastructure needs to accommodate the "supply push" created by shale production, future "demand pulls" should add a meaningful next leg to the investment case. During periods where domestic prices for natural gas and NGLs (e.g., ethane, propane and butane) trade substantially below global prices, we would expect export infrastructure projects to remain a tailwind for midstream energy companies. Furthermore, U.S. industrial demand is expected to rise, particularly in the chemicals industry, as shale-sourced ethane, propane and natural gas are now a low-cost feedstock for energy-intensive industrial processes. And while we view it as unlikely that U.S. restrictions on crude oil exports will be overturned in the near term, we do expect the political atmosphere in Washington to become more accommodative over time.

Overall, recent declines in crude oil, natural gas and NGL prices will have a material impact on the medium-term growth rate for the midstream energy sector. However, we remain firm believers in the long-term investment imperative, and expect to be able to take advantage of attractive investment opportunities that will arise during the currently volatile "sorting out" period for midstream energy equities.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Sincerely,

  ROBERT H. STEERS

  Chairman

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure and commodities, along with preferred securities and other income solutions.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of November 30, 2014, leverage represented 27% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods of four, five and six years (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	27%
% Fixed Rate	70%
% Variable Rate	30%
Weighted Average Rate on Financing	1.6%
Weighted Average Term on Financing	2.7 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of November 30, 2014. Information is subject to change.

b  See Note 6 in Notes to Consolidated Financial Statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

November 30, 2014

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Kinder Morgan, Inc.	$123,514,315	14.9
Enterprise Products Partners, LP	52,273,536	6.3
Buckeye Partners, LP	43,548,392	5.3
Enbridge Energy Management, LLC	37,930,127	4.6
MarkWest Energy Partners, LP	34,729,509	4.2
Energy Transfer Partners, LP	31,656,979	3.8
Williams Partners, LP	29,408,499	3.5
Energy Transfer Equity, LP	28,320,597	3.4
Teekay Offshore Partners, LP (Marshall Islands)	19,630,356	2.4
Cheniere Energy Partners, LP	18,556,675	2.2

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based in Managed Assets)
(Unaudited)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

November 30, 2014

		Number of Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	122.8%
COAL	0.7%
Natural Resource Partners, LPa,b		354,504	$4,232,778
COMPRESSION	1.9%
Compressco Partners, LP		100,000	2,043,000
Exterran Partners, LPb		158,460	3,917,131
USA Compression Partners, LPa,b		278,640	5,294,160
			11,254,291
CRUDE/REFINED PRODUCTS	23.6%
Blueknight Energy Partners, LP		477,100	3,425,578
Buckeye Partners, LPa,b		566,520	43,548,392
Calumet Specialty Products Partners, LPb		96,470	2,527,514
CrossAmerica Partners, LP		74,911	2,472,812
Enbridge Energy Management, LLC[b,c]		1,042,036	37,930,127
Enbridge, Inc. (Canada)[b]		151,588	6,959,659
Gibson Energy, Inc. (Canada)		74,547	1,776,481
Inter Pipeline Ltd. (Canada)		105,000	2,995,278
JP Energy Partners LPd		237,548	3,468,201
NuStar Energy, LPa,b		235,008	13,160,448
NuStar GP Holdings, LLC[b]		90,422	3,106,900
Plains GP Holdings, LPb		353,627	9,187,229
Rose Rock Midstream, LPb		50,477	2,709,605
SemGroup Corporation[b]		70,958	5,250,182
USD Partners LPd		284,619	4,249,362
			142,767,768

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2014

		Number of Shares/Units	Value
DIVERSIFIED MIDSTREAM	52.8%
Altagas Ltd. (Canada)		263,640	$9,770,934
CorEnergy Infrastructure Trust, Inc.[b]		499,090	3,328,930
Dominion Midstream Partners, LPa,d		114,602	3,558,392
Energy Transfer Equity, LPa,b		476,858	28,320,597
Energy Transfer Partners, LPb		485,760	31,656,979
Enterprise Products Partners, LPa,b		1,399,934	52,273,536
Kinder Morgan, Inc.[a,b]		2,987,045	123,514,315
Martin Midstream Partners, LP		85,000	2,977,550
NGL Energy Partners, LPb		214,348	7,480,745
Spectra Energy Corp.[b]		276,457	10,472,191
Summit Midstream Partners, LP		86,173	3,912,254
Williams Companies, Inc.[b]		243,195	12,585,341
Williams Partners, LPa,b		568,390	29,408,499
			319,260,263
DIVERSIFIED UTILITIES	1.1%
Dominion Resources, Inc.		45,800	3,322,790
Sempra Energy		29,235	3,266,427
			6,589,217
EXPLORATION & PRODUCTION	0.5%
EV Energy Partners, LP		50,000	1,416,500
Memorial Production Partners, LP		92,258	1,269,470
			2,685,970

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2014

		Number of Shares/Units	Value
GATHERING & PROCESSING	18.0%
Access Midstream Partners, LPb		94,067	$5,896,120
Antero Midstream Partners, LPd		238,991	6,617,661
Cone Midstream Partners, LPd		114,048	3,131,758
Crestwood Equity Partners, LPb		367,300	3,305,700
Crestwood Midstream Partners, LPb		301,689	6,057,915
DCP Midstream Partners, LPa		209,960	10,059,184
Enlink Midstream Partners, LPb		296,226	8,261,743
EQT Corporation		15,677	1,426,293
EQT Midstream Partners, LPb		37,650	3,149,046
MarkWest Energy Partners, LPa,b		488,735	34,729,509
Midcoast Energy Partners, LP		130,556	2,010,562
Regency Energy Partners, LPa,b		289,620	8,251,274
Southcross Energy Partners, LPb		366,739	6,395,928
Tallgrass Energy Partners, LP		72,397	3,093,524
Targa Resources Partners, LPb		116,768	6,402,389
			108,788,606
MARINE SHIPPING/OFFSHORE	9.7%
Dynagas LNG Partners, LP		149,200	2,672,172
Golar LNG Partners, LP (Marshall Islands)[b]		474,979	15,626,809
Hoegh LNG Partners, LP (Marshall Islands)		288,676	5,311,638
KNOT Offshore Partners, LP (Marshall Islands)[b]		170,380	3,768,806
Navios Maritime Midstream, LP		125,000	1,636,250
Seadrill Partners, LLC		265,152	4,486,372
Teekay Offshore Partners, LP (Marshall Islands)[b]		763,530	19,630,356
Teekay Shipping Corp. (Marshall Islands)		85,000	4,226,200
Transocean Partners, LLC (United Kingdom)		60,676	951,400
			58,310,003
NATURAL GAS PIPELINES	6.2%
Spectra Energy Partners, LPa,b		123,957	6,689,959
TC Pipelines, LPa		109,207	7,861,812
TransCanada Corporation (Canada)[b]		113,070	5,384,050
Veresen, Inc. (Canada)[b]		1,125,399	17,606,811
			37,542,632

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2014

		Number of Shares/Units	Value
OIL & GAS STORAGE	0.5%
VTTI Energy Partners, LP (Marshall Islands)		132,080	$3,229,356
PROPANE	2.5%
AmeriGas Partners, LPa		170,339	7,867,958
Suburban Propane Partners, LPa,b		162,288	7,302,960
			15,170,918
RENEWABLE ENERGY	0.6%
Pattern Energy Group, Inc.		64,620	1,714,369
TransAlta Renewables, Inc.		168,500	1,766,782
			3,481,151
OTHER	4.7%
Cheniere Energy Partners, LPa,b		638,125	18,556,675
Sprague Resources, LP		353,945	7,953,144
Westshore Terminals Investment Corp. (Canada)		67,744	1,994,701
			28,504,520
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$614,493,916)			741,817,473
		Number of Shares
PREFERRED SECURITIES—$25 PAR VALUE	4.8%
BANKS	0.4%
BB&T Corporation, 5.625%, due 8/1/17		49,417	1,205,281
Fifth Third Bancorp, 6.625%, due 12/31/23		51,830	1,419,105
			2,624,386
BANKS—FOREIGN	0.6%
Barclays PLC, 8.125%, due 3/15/15 (United Kingdom)		135,000	3,499,200
CHEMICALS	0.4%
CHS Inc., 7.10%, due 3/31/24		99,100	2,733,178

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2014

		Number of Shares	Value
FINANCE	1.0%
Ally Financial, Inc., 8.50%, due 5/15/16		125,000	$3,317,500
Colony Financial, Inc., 8.50%, due 3/20/17		90,308	2,478,052
			5,795,552
MARINE SHIPPING	0.9%
Teekay Offshore Partners, LP, 7.25%, due 4/30/18 (Marshall Islands)[b]		226,022	5,458,431
REAL ESTATE	0.3%
American Realty Cap Properties, Inc., 6.70%, due 1/3/19		90,000	2,021,400
UTILITIES	1.2%
Integrys Energy Group, 6.00%, due 8/1/73		144,119	3,872,478
Nextera Energy Capital, 5.625%, due 6/15/72		115,794	2,918,009
SCE Trust II, 5.10%, due 3/15/18		10,107	236,605
			7,027,092
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$25,123,302)			29,159,239
PREFERRED SECURITIES—CAPITAL SECURITIES	9.1%
BANKS	1.7%
Bank of America Corporation, 6.25%, due 9/5/24		1,847,000	1,845,846
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Ab,e		5,000,000	5,975,000
Farm Credit Bank, 6.75%, due 9/15/23, 144Ae		23,500	2,437,392
			10,258,238

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2014

		Number of Shares	Value
BANKS—FOREIGN	2.9%
Banco Bilbao Vizcaya Argentaria, SA, 9.00%, due 5/9/18 (Spain)[b]		1,400,000	$1,519,000
Banco do Brasil, 9.00%, due 6/18/24, 144A (Cayman)[e]		1,700,000	1,674,500
Barclays PLC, 8.25%, due 12/15/18 (United Kingdom)		1,000,000	1,041,876
Barclays PLC, 8.00%, due 12/15/20 (United Kingdom)		950,000	1,243,088
Deutsche Bank AG, 7.50%, due 4/30/25 (Germany)		3,000,000	3,021,699
Lloyds Banking Group PLC, 7.50%, due 6/27/24 (United Kingdom)		4,200,000	4,326,000
Lloyds TSB Bank PLC, 6.657%, due 5/21/37, 144A (United Kingdom)[e]		1,500,000	1,616,250
Royal Bank of Scotland Group PLC, 7.648%, due 9/30/31 (United Kingdom)		3,000,000	3,525,000
			17,967,413
DIVERSIFIED UTILITIES	0.5%
Dominion Resources Inc, 5.75%, due 10/1/54		2,671,000	2,801,195
GATHERING & PROCESSING	0.3%
DCP Midstream, LLC, 5.85%, due 5/21/43, 144Ae		2,075,000	2,072,406
INSURANCE	0.7%
La Mondiale, 7.625%, due 4/23/19 (France)[b]		3,646,000	3,976,419
INTEGRATED TELECOMMUNICATION SERVICES	2.2%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[e]		2,500	3,156,250
Embarq Corporation, 7.995%, due 6/1/36		4,000,000	4,460,000
Frontier Communications Corporation, 9.00%, due 8/15/31		5,000,000	5,412,500
			13,028,750

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2014

		Number of Shares	Value
UTILITIES	0.8%
Enel S.P.A., 8.75%, due 9/24/73, 144A, (Italy)[e]		4,200,000	$4,916,184
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$53,136,805)			55,020,605
TOTAL INVESTMENTS (Identified cost—$692,754,023)	136.7%		825,997,317
LIABILITIES IN EXCESS OF OTHER ASSETS	(36.7)		(221,686,803)
NET ASSETS (Equivalent to $22.50 per share based on 26,855,452 shares of common stock oustanding)	100.0%		$604,310,514

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of this security is held by the Cohen & Steers MLP Investment Fund, a wholly-owned subsidiary.

b  All or a portion of this security has been pledged as collateral in connection with the Fund's line of credit agreement. As of November 30, 2014, the total value of securities pledged as collateral for the line of credit agreement was $462,003,894.

c  Distributions are paid-in-kind.

d  Non-income producing security.

e  Resale is restricted to qualified institutional investors. Aggregate holdings equal 3.6% of the net assets of the Fund, of which 0.0% are illiquid.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

November 30, 2014

ASSETS:
Investments in securities, at value (Identified cost—$692,754,023)	$825,997,317
Cash	14,918,233
Foreign currency, at value (Identified cost—$90,934)	89,828
Receivable for:
Investment securities sold	4,598,536
Dividends, distributions and interest	1,235,488
Other assets	13,074
Total Assets	846,852,476
LIABILITIES:
Payable for:
Revolving credit agreement	225,000,000
Investment advisory fees	692,656
Interest expense	50,559
Directors' fees	46,898
Administration fees	34,633
Investment securities purchased	19,150
Deferred tax liablility	16,220,060
Other liabilities	478,006
Total Liabilities	242,541,962
NET ASSETS	$604,310,514
NET ASSETS consist of:
Paid-in capital	$488,883,421
Accumulated undistributed net investment income, net of income taxes	983,509
Accumulated net realized loss, net of income taxes	(129,813)
Net unrealized appreciation, net of income taxes	114,573,397
$604,310,514
NET ASSET VALUE PER SHARE:
($604,310,514 ÷ 26,855,452 shares outstanding)	$22.50
MARKET PRICE PER SHARE	$20.25
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(10.00)%

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended November 30, 2014

Investment Income:
Distributions from master limited partnerships	$28,067,643
Less return of capital on distributions	(27,411,838)
Net distributions from master limited partnerships	655,805
Dividend income (net of $490,463 of foreign withholding tax)	7,026,404
Interest income	3,321,257
Total Investment Income	11,003,466
Expenses:
Investment advisory fees	8,040,794
Interest expense	3,691,751
Administration fees	732,479
Professional fees	262,290
Custodian fees and expenses	67,988
Directors' fees and expenses	66,655
Line of credit fees	65,048
Shareholder reporting expenses	59,466
Registration and filing fees	46,256
Transfer agent fees and expenses	18,977
Miscellaneous	50,432
Total Expenses	13,102,136
Net Investment Loss, before income taxes	(2,098,670)
Deferred tax benefit	1,702,127
Net Investment Loss, net of income taxes	(396,543)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	28,940,383
Foreign currency transactions	(42,135)
Net realized gain, before income taxes	28,898,248
Deferred tax expense	(86,614)
Net realized gain, net of income taxes	28,811,634
Net change in unrealized appreciation (depreciation) on:
Investments	100,318,616
Foreign currency translations	(252)
Net change in unrealized appreciation (depreciation), before income taxes	100,318,364
Deferred tax expense	(12,525,927)
Net change in unrealized appreciation (depreciation), net of income taxes	87,792,437
Net realized and unrealized gain	116,604,071
Net Increase in Net Assets Resulting from Operations	$116,207,528

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2014	For the Period March 26, 2013[a] through November 30, 2013
Change in Net Assets:
From Operations:
Net investment loss, net of income taxes	$(396,543)	$(675,369)
Net realized gain, net of income taxes	28,811,634	779,193
Net change in unrealized appreciation (depreciation), net of income taxes	87,792,437	26,780,960
Net increase in net assets resulting from operations	116,207,528	26,884,784
Dividends and Distributions to Shareholders from:
Net investment income	—	(1,035,569)
Net realized gain	(29,259,404)	(1,308,799)
Return of capital	(4,578,466)	(14,624,000)
Total dividends and distributions to shareholders	(33,837,870)	(16,968,368)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(26,271)	511,950,436
Total increase in net assets	82,343,387	521,866,852
Net Assets:
Beginning of period	521,967,127	100,275
End of period[b]	$604,310,514	$521,967,127

a  Commencement of operations.

b  Includes accumulated undistributed net investment income, net of income taxes and dividends in excess of net investment income, net of income taxes of $983,509 and $252,854, respectively.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended November 30, 2014

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$116,207,528
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(242,066,632)
Proceeds from sales of long-term investments	248,781,319
Return of capital on distributions	27,411,838
Net amortization of premium	121,993
Net decrease in dividends, distributions and interest receivable and other assets	99,449
Net increase in interest expense payable, accrued expenses and other liabilities	132,166
Net increase in deferred tax liability	10,910,414
Net change in unrealized appreciation of investments	(100,318,616)
Net realized gain on investments	(28,940,383)
Cash provided by operating activities	32,339,076
Cash Flows from Financing Activities:
Decrease in net assets from Fund share transactions	(26,271)
Dividends and distributions paid	(33,837,870)
Cash used for financing activities	(33,864,141)
Decrease in cash	(1,525,065)
Cash at beginning of year (including foreign currency)	16,533,126
Cash at end of year (including foreign currency)	$15,008,061

Supplemental Disclosure of Cash Flow Information:

During the year ended November 30, 2014, interest paid was $3,681,734.

The Fund received $6,416,821 from paid-in-kind stock dividends during the year ended November 30, 2014. See Note 1 Organization and Significant Accounting Policies.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the consolidated financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

Per Share Operating Performance:	For the Year Ended November 30, 2014	For the Period March 26, 2013[a] through November 30, 2013
Net asset value, beginning of period	$19.44	$19.10
Income (loss) from investment operations:
Net investment income (loss), net of income taxes[b]	(0.01)	(0.03)
Net realized and unrealized gain, net of income taxes	4.33	1.04
Total from investment operations	4.32	1.01
Less dividends and distributions to shareholders from:
Net investment income	—	(0.04)
Net realized gain	(1.09)	(0.05)
Return of capital	(0.17)	(0.54)
Total dividends and distributions to shareholders	(1.26)	(0.63)
Offering costs charged to paid-in capital	—	(0.04)
Net increase in net asset value	3.06	0.34
Net asset value, end of period	$22.50	$19.44
Market value, end of period	$20.25	$17.38
Total net asset value return[c]	23.36%	5.34%[d]
Total market value return[c]	24.18%	(10.06)%[d]

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

Ratios/Supplemental Data:	For the Year Ended November 30, 2014	For the Period March 26, 2013[a] through November 30, 2013
Net assets, end of period (in millions)	$604.3	$522.0
Ratio of expenses to average daily net assets[e]	4.15%	3.48%[f]
Ratio of expenses to average daily net assets (excluding deferred tax expense)	2.26%	2.42%[f]
Ratio of expenses to average daily net assets (excluding deferred tax expense and interest expense)	1.63%	1.71%[f]
Ratio of net investment loss to average daily net assets[e]	(2.25)%	(1.64)%[f]
Ratio of net investment loss to average daily net assets (excluding deferred tax expense allocated to realized and unrealized gain (loss))	(0.07)%	(0.36)%[f]
Ratio of expenses to average daily managed assets[e,g]	2.99%	2.54%[f]
Portfolio turnover rate	28%	25%[d]
Revolving Credit Agreement
Asset coverage ratio for revolving credit agreement	369%	332%
Asset coverage per $1,000 for revolving credit agreement	$3,686	$3,320

a  Commencement of operations.

b  Calcuation based on average shares outstanding.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Ratio includes the deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).

f  Annualized.

g  Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on December 13, 2012 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund's investment objective is to provide attractive total return, comprised of high current income and price appreciation. The Fund had no operations until February 8, 2013 when it sold 5,250 common shares to Cohen & Steers Capital Management Inc. (the investment advisor). Investment operations commenced on March 26, 2013.

Cohen & Steers MLP Investment Fund (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the state of Maryland, was formed on January 30, 2013 and commenced operations on March 26, 2013. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund's investment objectives and policies as described in the Fund's prospectus. The Fund expects that it will achieve a significant portion of its exposure to Master Limited Partnerships (MLPs) through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in MLPs. As of November 30, 2014, the Fund held an investment of $156,086,155 in the Subsidiary, representing 21.7% of the Fund's total assets (based on U.S. Federal income tax regulations). The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. Where the context requires, the "Fund" includes both the Fund and Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of November 30, 2014.

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies	$741,817,473	$741,817,473	$—	$—
Preferred Securities— $25 Par Value	29,159,239	29,159,239	—	—

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities— Capital Securities:
Banks	10,258,238	—	7,820,846	2,437,392
Other	44,762,367	—	44,762,367	—
Total Investments[a]	$825,997,317	$770,976,712	$52,583,213	$2,437,392	[b]

a  Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

b  Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Master Limited Partnerships and Related Companies— Diversified Midstream	Preferred Securities— Capital Securities— Banks
Balance as of November 30, 2013	$2,520,800	$2,520,800	$—
Change in unrealized appreciation (depreciation)	679,200	679,200	—
Transfers into Level 3[a]	2,437,392	—	2,437,392
Transfers out of Level 3[b]	(3,200,000)	(3,200,000)	—
Balance as of November 30, 2014	$2,437,392	$—	$2,437,392

The change in unrealized appreciation (depreciation) attributable to securities owned on November 30, 2014, which were valued using significant unobservable inputs (Level 3) amounted to $127,781.

a  As of November 30, 2013, the Fund used significant observable inputs in determining the value of certain investments. As of November 30, 2014, the Fund used significant unobservable inputs in determining the value of the same investments.

b  As of November 30, 2013, the Fund used significant unobservable inputs in determining the value of this investment. As of November 30, 2014, the Fund used a quoted price in determining the value of the same investment, which resulted from the expiration of a lockup on these shares on March 3, 2014.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. The Fund has estimated approximately 97.7 percent of distributions from MLPs as return of capital.

The Fund received paid-in-kind stock dividends in the form of additional units from its investment in Enbridge Energy Management, LLC and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as an adjustment to the cost of the security. For the year ended November 30, 2014, the Fund received the following paid-in-kind stock dividends:

Enbridge Energy Management, LLC	$2,525,359
Kinder Morgan Management, LLC	3,891,462
Total paid-in-kind stock dividends	$6,416,821

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or "units" are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund's investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended November 30, 2014, a significant portion of the dividends have been reclassified to return of capital and distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's federal tax positions as well as its tax positions in non-U.S. jurisdictions where it trades and has concluded that as

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

of November 30, 2014, no additional provisions for income tax are required in the Fund's consolidated financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary, which is treated as a C-corporation for U.S. Federal income tax purposes, is obligated to pay federal and state income tax on its taxable income. The Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary reports its allocable share of the MLPs taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Subsidiary has a deferred tax asset; consideration is given as to whether or not a valuation allowance is required. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Subsidiary's MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Subsidiary modifies its estimates or assumptions regarding the deferred tax asset or liability.

For the current open tax year and for all major jurisdictions, management of the Subsidiary has analyzed and concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Furthermore, management of the Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Subsidiary's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and by state departments of revenue.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily managed assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund's average daily managed assets. For the year ended November 30, 2014, the Fund paid $402,040 in fees under this administration agreement. Additionally, the Fund pays U.S. Bancorp Fund Services, LLC as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor which was reimbursed by the Fund in the amount of $8,177 for the year ended November 30, 2014.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended November 30, 2014, totaled $229,464,470 and $236,475,693, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended November 30, 2014	For the Period March 26, 2013[a] through November 30, 2013
Ordinary income	$11,585,417	$2,344,368
Long-term capital gain	17,673,987	—
Tax return of capital	4,578,466	14,624,000
Total dividends and distributions	$33,837,870	$16,968,368

a  Commencement of operations.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

As of November 30, 2014, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$689,263,227
Gross unrealized appreciation	$161,835,482
Gross unrealized depreciation	(25,101,392)
Net unrealized appreciation (depreciation) before taxes	$136,734,090
Net unrealized appreciation (depreciation) after taxes	$118,067,694

As of November 30, 2014, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and partnership investments and permanent book/tax differences primarily attributable to the net income and realized gain/loss from the Subsidiary, foreign currency transactions and partnership investments. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $2,541,972, accumulated net realized loss was credited $909,066 and accumulated undistributed net investment income was credited $1,632,906. Net assets were not affected by this reclassification.

The Subsidiary primarily invests its assets in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Subsidiary reports its allocable share of the MLP's taxable income in computing its own taxable income. The Subsidiary's tax expense or benefit is included in the Consolidated Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Subsidiary's deferred tax assets and liabilities as of November 30, 2014, are as follows:

Deferred tax assets:
Net operating loss	$7,798,759
Deferred tax liabilities:
Unrealized gain on investment securities	24,018,819
Total net deferred tax liability	$16,220,060

Although the Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Subsidiary's assessment, it has determined that it is more likely than not that its deferred tax assets will be realized as future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiary's deferred tax asset. Significant declines in the fair value of its portfolio of investments may change the Subsidiary's assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund's net asset value and results of operations in the period it is recorded.

Total income tax expense (current and deferred) has been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate of 2.4% to the Subsidiary's net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2014, as follows:

Deferred
Application of statutory income tax expense	$9,809,318
State income taxes, net of federal expense	1,101,096
Total income tax expense	$10,910,414

As of November 30, 2014, the Subsidiary had a net operating loss of $20,855,887 which may be used to offset the Subsidiary's future taxable income of which $1,343,285 expires November 30, 2033 and $19,512,602 expires November 30, 2034.

Note 5. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

On March 26, 2013, the Fund completed the initial public offering of 24,000,000 shares of common stock. Proceeds paid to the Fund amounted to $457,440,000 after the deduction of underwriting commissions and offering costs of $22,560,000.

On May 9, 2013, the Fund completed a subsequent offering in connection with the underwriter's over-allotment option of 2,915,565 shares of common stock. Proceeds paid to the Fund amounted to $55,570,669 after the deduction of underwriting commissions and offering costs of $2,740,631.

Offering costs of $1,076,623 (representing approximately $0.04 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par. The investment advisor has paid all organizational costs of approximately $230,000.

On December 10, 2013, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2014 through December 31, 2014. During the year ended November 30, 2014, the Fund repurchased 1,501 Treasury shares of its common stock at a price of $17.50 per share (including brokerage commissions) at a discount of 6.9%. This repurchase, which had a total cost of $26,271, resulted in an increase of less than $0.001 to the Fund's net asset value per share. During the period March 26, 2013 (commencement of operations) through November 30, 2013, the Fund repurchased 90,049 Treasury shares of its common stock at an average price of $17.29 per share (including brokerage commissions) at a weighted average discount of 9.7%. These repurchases,

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

which had a total cost of $1,556,744, resulted in an increase of $0.002 to the Fund's net asset value per share.

For the year ended November 30, 2014, the Fund did not issue any shares of common stock for the reinvestment of dividends. During the period March 26, 2013 (commencement of operations) through November 30, 2013, the Fund issued 26,187 shares of common stock for the reinvestment of dividends and distributions in an amount of $496,511.

Note 6. Borrowings

The Fund and the Subsidiary are each a party to the credit agreement as defined herein and may borrow under its terms. Therefore, for purposes of this note, the Fund and the Subsidiary are collectively referred to as the "Fund". The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The committment amount of the credit agreement is $225,000,000. The Fund also pays a fee of 0.55% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice; however, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of November 30, 2014, the Fund had outstanding borrowings of $225,000,000. The Fund borrowed an average daily balance of approximately $225,000,000 at a weighted average borrowing cost of 1.62%.

Note 7. Concentration of Risk

Under normal market conditions, the Fund will invest at least 80% of its managed assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources. The Fund will be subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. Energy related companies may be subject to a variety of factors that may adversely affect their business or operations, including fluctuations in commodity prices, slowdowns in

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

new construction and acquisitions, changes in the regulatory environment, rising interest rates, and other factors.

Note 8. Proposed Tax Regulations

On August 2, 2013, the Internal Revenue Service (IRS) issued proposed regulations which, if adopted in their current form, would require the Fund to limit its overall investment in MLPs to no more than 25% of the Fund's total assets. The proposed regulations would not limit the Fund's investments in affiliates of MLPs or other Energy Investments structured as corporations rather than as MLPs. The proposal has no immediate impact on the current operations of the Fund. It has not been determined whether, when or in what form these proposed regulations will be adopted, or, if adopted, the impact such regulations may have on the Fund. If ultimately adopted as proposed, the regulations will apply to taxable quarters beginning at least 90 days after publication of the new rules.

The IRS had received a number of comments on the proposed regulations. The IRS adoption of the proposed regulations remains uncertain at this time.

The Fund's investment advisor believes that, in the event the proposed regulations are adopted in their proposed form, the Fund will be able to otherwise continue to pursue its investment objective and strategies by either (i) maintaining its status as a regulated investment company by reducing its investments in MLPs and eliminating the Subsidiary or (ii) converting to a C-Corporation for tax purposes which would allow the Fund to invest up to 100% of its assets in MLPs, but which may have a negative impact on the Fund's net asset value on the date of conversion as a result of recognition of deferred tax expense on Fund assets not held in the Subsidiary. Any change from the Fund's current structure may negatively affect the price at which the Fund's shares trade, and the Fund's investment returns and distribution yield.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

On December 10, 2013, the Board of Directors of the Fund approved changing the calculation and publication of the Fund's net asset value (NAV) to daily from weekly. The Board of Directors and the investment advisor believe publishing a daily NAV provides more current performance and valuation information to the market. The Fund began publishing daily NAV's on January 2, 2014.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after November 30, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the consolidated financial highlights present fairly, in all material respects, the financial position of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. and its subsidiary (hereafter referred to as the "Fund") at November 30, 2014, the results of their operations and their cash flows for the year then ended and the changes in their net assets and the financial highlights for the year then ended and for the period March 26, 2013 (commencement of operations) through November 30, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 26, 2015

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended November 30, 2014) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (3/26/13)	One Year	Since Inception (3/26/13)
23.36%	29.95%	24.18%	11.69%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

TAX INFORMATION—2014 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $7,233,711. Additionally, 28.03% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $17,673,987 at the 20% maximum rate.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the Plan). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value (NAV) per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to the Portfolio Management Team

On December 9, 2014, the Fund's Board of Directors approved the addition of Tyler Rosenlicht as a portfolio manager of the Fund.

Tyler Rosenlicht joined the investment advisor in 2012 as a research associate on the infrastructure team. Previously, he was an investment banking associate with Keefe, Bruyette & Woods and an investment banking analyst with Wachovia Securities. Mr. Rosenlicht has a BA from the University of Richmond and an MBA from Georgetown University. He is based in New York.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers Age: 61	Director and Chairman	Until next election of directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	21	1991 to present
Joseph M. Harvey Age: 51	Director and Vice President	Until next election of directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	16	2014 to present
Disinterested Directors
Michael G. Clark Age: 49	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	2011 to present

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COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen Age: 72	Director	Until next election of directors	Consultant. Board Member DC Public Library Foundation since 2012, President since 2014; Board Member, United States Department of Defense Business Board, 2010-2014; Board Member, Telluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation, 2004-2013; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	21	2001 to present
George Grossman Age: 61	Director	Until next election of directors	Attorney-at-law	21	1993 to present
Richard E. Kroon Age: 72	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	21	2004 to present

  (table continued on next page)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 71	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				21	2001 to present
Frank K. Ross Age: 71	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Former Board Member of NCRIC Inc. from 2004 to 2005;. Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	21	2004 to present

  (table continued on next page)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 68	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	21	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 50	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Robert S. Becker Age: 45	Vice President	Senior Vice President of CSCM since 2003. Prior to that, portfolio manager at Franklin Templeton Investments.	Since 2003
Benjamin Morton Age: 40	Vice President	Senior Vice President of CSCM since 2003. Prior to joining the Investment Manager, he was the chief strategist for preferred securities at Merrill Lynch & Co.	Since 2004
Francis C. Poli Age: 52	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 48	Treasurer and Chief Financial Officer	Executive Vice President of CSCM since January 2014 and prior to that Senior Vice President of CSCM since 2006.	Since 2006
Lisa D. Phelan Age: 46	Chief Compliance Officer

Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively. Vice President of CSCM from 2006-2008.

Since 2006
Tina M. Payne Age: 40	Assistant Secretary

Senior Vice President and Associate General Counsel of CSCM since 2010 and prior to that Vice President and Associate General Counsel since July 2007. Prior thereto, Vice President and Counsel at PFPC Inc, (financial services company) from 2003 to 2007. Associate at Stradley, Ronon, Stevens & Young, LLP (law firm) from 2001 to 2003.

Since 2007
Neil Bloom Age: 44	Assistant Treasurer	Vice President of CSCM since August 2008. Prior thereto, Senior Tax Manager at KPMG, LLP (accounting firm) since 2004.	Since 2009

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND
(FORMERLY KNOWN AS "COHEN & STEERS
REALTY INCOME FUND")

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Robert S. Becker
Vice President

Benjamin Morton
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: MIE

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

MLP INCOME AND ENERGY OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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MIEAR

Annual Report November 30, 2014

Cohen & Steers MLP Income and Energy Opportunity Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years ended November 30, 2014 and November 30, 2013 for professional services rendered by the registrant’s principal accountant were as follows:

	2014	2013
Audit Fees	$103,000	$100,00
Audit-Related Fees	$0	$0
Tax Fees	$144,200	$0
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)                No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended November 30, 2014 and November 30, 2013, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2014	2013
Registrant	$144,200	$0
Investment Advisor	$15,000	$15,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Michael G. Clark, Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios.  All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures

A.                                    General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance.  Cohen & Steers has three overall objectives in exercising voting rights:

•                  Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•                  Rationalizing Management and Shareholder Concerns.  Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

•                  Shareholder Communication.  Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

•                  To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•                  Prudence.  In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•                  Third Party Views.  While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•                  Shareholder Value.  Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.  For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•                  Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•                  Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•                  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee is the chairperson of more than one publicly-traded company;

•                  Whether the nominee serves on more than four public company boards;

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;

•                  Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;

•                  Material failures of governance, stewardship, risk oversight(1), or fiduciary responsibilities at the company;

•                  Failure to replace management as appropriate; and

•                  Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Access

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving.  However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. We will generally vote against proxy access except in instances where companies have displayed a lack of shareholder accountability and where the proposal is specifically defined (i.e. minimum ownership threshold, duration, etc.).

(1) Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.

Proxy Contests

Director Nominees in a Contested Election

By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally, we vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

We generally vote against auditor ratification if the fees paid to the audit firm are not disclosed by the company in a timely manner prior to the meeting.

We vote on a case-by-case basis on auditor rotation proposals.  Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are our guidelines on change of control issues:

Shareholder Rights Plans

We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights

Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards

We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of the shareholders of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies.  In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether: (i) the current management and board have a track record of making good corporate or strategic decisions, (ii) the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the shareholders of the company, or (iii) it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting

Having the ability to cumulate our votes for the election of directors — that is, cast more than one vote for a director about whom they feel strongly — generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders.  In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Shareholder Ability to Call Special Meeting

Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.  We recognize the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, we are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases we will vote against such shareholder proposals.

Shareholder Ability to Act by Written Consent

We generally vote against proposals to allow or facilitate shareholder action by written consent.  The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board

We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees

Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles.  We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors

We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees

We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements

We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Term of Office

We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size

We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard

We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting

We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Disclosure of Board Nominees

We generally vote against the election of directors at companies if the names of the director nominees are not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing nominee names. In such a rare case, if a company discloses a legitimate reason why such nominee names should not be disclosed, we may vote for the nominees even if nominee names are not disclosed in a timely manner.

Disclosure of Board Compensation

We generally vote against the election of directors at companies if the compensation paid to such directors is not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing such compensation information. In such a rare case, if a company discloses a legitimate reason why such compensation should not be disclosed, we may vote for the nominees even if compensation is not disclosed in a timely manner.

Date/Location of Meeting

We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient.

Open-end requests for adjournment of a shareholder meeting generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents

We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Other Business

Cohen & Steers will generally vote against proposals to approve other business where we cannot determine the exact nature of the proposal to be voted on.

Capital Structure

Increase Additional Common Stock

We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock

Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights

We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution.  Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights).  While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company’s outstanding capital.

Dual Class Capitalizations

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations

We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis.  In voting, we consider the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”)

Votes regarding shareholder “say on pay” are determined on a case-by-case basis.  Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group.  We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                  Excessive perquisites or tax gross-ups;

•                  New or extended agreements that provide for:

•                  CIC payments exceeding 3 times base salary and bonus;

•                  CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•                  CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis.  The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders).  Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.  Every award type is valued.  An estimated dollar cost for the proposed plan and all continuing plans is derived.  This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated.  If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines.  If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by Cohen & Steers).

Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features

We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes

In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•                  Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•                  Agreements that include excessive excise tax gross-up provisions;

•                  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•                  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•                  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•                  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•                  The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans

We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing

We vote for shareholder proposals to expense fixed-price options.

Vesting

We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing

Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses

We vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States

Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company.  This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others.  We generally vote against proposals to adopt such charter provisions.  We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name

We vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

•                  Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•                  Shareholders are entitled to submit questions to company management.

•                  Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•                  Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility.  Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders.  When evaluating social and environmental shareholder proposals, we tend to focus on the financial aspects of the social and environmental proposals, and we consider the following factors (in the order of importance as set forth below):

•                  Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of February 3, 2015, is set forth below.

Robert S. Becker • Vice president • Portfolio manager since inception	Senior vice president of Cohen & Steers.

Benjamin Morton • Vice president • Portfolio manager since inception	Senior vice president of Cohen & Steers.

Tyler Rosenlicht • Portfolio manager since 2015	Vice president of Cohen & Steers. Previously, Research Analyst at Cohen & Steers.

The Advisor utilizes a team-based approach in managing the Fund. Messrs. Becker, Morton and Rosenlicht, as the leaders of the team, direct and supervise the execution of the Fund’s investment strategy and lead and guide other members of the global listed infrastructure and MLP investment team.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of November 30, 2014 for Messrs. Becker and Morton and as of December 31, 2014 for Mr. Rosenlicht, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.

Robert S. Becker

	Number of accounts	Total assets
• Registered investment companies	5	$4,793,667,000
• Other pooled investment vehicles	8	$946,102,000
• Other accounts	7	$594,440,000

Benjamin Morton

	Number of accounts	Total assets
• Registered investment companies	5	$4,793,667,000
• Other pooled investment vehicles	8	$946,102,000
• Other accounts	7	$594,440,000

Tyler Rosenlicht

	Number of accounts	Total assets
• Registered investment companies	1	$69,786,000
• Other pooled investment vehicles	N/A	N/A
• Other accounts	N/A	N/A

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of November 30, 2014 for Messrs. Becker and Morton and as of December 31, 2014 for Mr. Rosenlicht:

Dollar Range of Securities Owned
Robert S. Becker	$10,000—$50,000
Ben Morton	$10,000—$50,000
Tyler Rosenlicht	$1 - $10,000

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor or Subadvisors, as applicable. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor and Subadvisors strive to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor and Subadvisors to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor or Subadvisors, as applicable, and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor and Subadvisors however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor and Subadvisors may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-

allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the Advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Advisor’s parent, CNS. The Advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the Alerian MLP Index, the S&P 500 Index and other broad based indexes based on the asset classes managed by each portfolio manager.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time.  Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased part of publicly announced plans or programs	(d) Maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs

12/1/13 to 12/31/13	1,501	$17.50	1,501	N/A
1/1/14 to 1/31/14	N/A	N/A	N/A	N/A
2/1/14 to 2/28/14	N/A	N/A	N/A	N/A
3/1/14 to 3/31/14	N/A	N/A	N/A	N/A
4/1/14 to 4/30/14	N/A	N/A	N/A	N/A
5/01/14 to 5/31/14	N/A	N/A	N/A	N/A
6/01/14 to 6/30/14	N/A	N/A	N/A	N/A
7/01/14 to 7/31/14	N/A	N/A	N/A	N/A
8/01/14 to 8/31/14	N/A	N/A	N/A	N/A
9/01/14 to 9/30/14	N/A	N/A	N/A	N/A
10/01/14 to 10/31/14	N/A	N/A	N/A	N/A
11/01/14 to 11/30/14	N/A	N/A	N/A	N/A
Total	1,501	$17.50	1,501	N/A

Note: On December 10, 2013, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) as of January 1, 2014 through December 31, 2014.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/	Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: February 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/	Adam M. Derechin
		Name:	Adam M. Derechin
		Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/	James Giallanza
		Name:	James Giallanza
		Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: February 3, 2015